Pursuant to the Fund's procedures adopted under Rule
10f-3, the Fund's Board of Directors receives a quarterly report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph (c)(1) through
(c)(8) of Rule 10f-3.


Fund
AC Alternatives Income Fund
Issuer
SolarWinds Holdings, Inc. - Term Loan
Ticker/Cusip
83417UAC0
Principal Amount (US$)
$1,700,000,000
Principal Amount (Foreign$)

Amount Purchased (US$)
$27,645.69
Amount Purchased (Foreign$)

Trade Date
8/15/2016
Price (US$)
$99.50
Price-Foreign

Underwriter
Goldman Sachs
  Other Syndicate Members:

Underwriting Spread

Currency
USD


Fund
AC Alternatives Income Fund
Issuer
Epicorp Software Corporation - Incremental Tranch B-1 Term
Loan
Ticker/Cusip
29426NAE4
Principal Amount (US$)
$225,000,000
Principal Amount (Foreign$)

Amount Purchased (US$)
$55,475.83
Amount Purchased (Foreign$)

Trade Date
8/16/2016
Price (US$)
$98.00
Price-Foreign

Underwriter
KKR Capital Markets, LLC
  Other Syndicate Members:

Underwriting Spread

Currency
USD


Fund
Global Real Estate Fund
Issuer
GLP J-REIT
Ticker/Cusip
3281.T
Principal Amount (US$)
$294,065,423
Principal Amount (Foreign$)
JPY 2,954,812,356
Amount Purchased (US$)
$521,577.97
Amount Purchased (Foreign$)
JPY 52,397,721
Trade Date
8/24/2016
Price (US$)
$1,188.10
Price-Foreign
JPY 119,357
Underwriter
Citigroup Global Markets Limited
  Other Syndicate Members:
Nomura International plc
Goldman Sachs International
J.P. Morgan Securities plc
SMBC Nikko Capital Markets Limited
Underwriting Spread
3.320%
Currency
JPY


Fund
NT Global Real Estate Fund
Issuer
GLP J-REIT
Ticker/Cusip
3281.T
Principal Amount (US$)
$294,065,423
Principal Amount (Foreign$)
JPY 2,954,812,356
Amount Purchased (US$)
$1,828,493.16
Amount Purchased (Foreign$)
JPY 183,690,416
Trade Date
8/24/2016
Price (US$)
$1,188.10
Price-Foreign
JPY 119,357
Underwriter
Citigroup Global Markets Limited
  Other Syndicate Members:
Nomura International plc
Goldman Sachs International
J.P. Morgan Securities plc
SMBC Nikko Capital Markets Limited
Underwriting Spread
3.320%
Currency
JPY